EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

EATON VANCE CALIFORNIA MUNICIPAL OPPORTUNITIES FUND

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND

EATON VANCE NATIONAL MUNICIPAL INCOME FUND

EATON VANCE NEW YORK MUNICIPAL INCOME FUND

EATON VANCE OHIO MUNICIPAL INCOME FUND

Supplement to Statement of Additional Information dated February 1, 2023

The following replaces the table under “Share Ownership.” in “Management and Organization”:

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Alan C. Bowser(1)	Thomas E. Faust Jr.	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm	Nancy A. Wiser(1)
AMT-Free Fund	None	None	None	None	None	None	None	None	None	None	None
California Fund	None	None	None	None	None	None	None	None	None	None	None
Massachusetts Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
National Fund	None	$10,001 - $50,000	None	None	None	None	None	None	None	None	None
New York Fund	None	None	None	None	None	None	None	None	None	None	None
Ohio Fund	None	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000(2)	Over $100,000(2)	Over $100,000
(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
(2)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

March 15, 2023